 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2014

KIPS BAY MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35080	20-8947689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3405 Annapolis Lane North, Suite 200 Minneapolis, Minnesota	55447
(Address of principal executive offices)	(Zip Code)

(763) 235-3540

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07      Submission of Matters to a Vote of Security Holders.

An Annual Meeting of Stockholders (the “Annual Meeting”) of Kips Bay Medical, Inc. (“Kips Bay”) was held on May 20, 2014. The final results of the stockholder vote on each proposal brought before the Annual Meeting were as follows:

	For	Withhold	Broker Non-Votes
Proposal No. 1— Election of directors
Manny Villafaña	15,099,451	93,550	10,586,706
Robert E. Munzenrider	15,086,881	106,120	10,586,706
Robert J. Sheehy	15,101,351	91,650	10,586,706
Arch C. Smith	15,100,551	92,450	10,586,706
	For	Against	Abstain	Broker Non-Votes
Proposal No. 2—Ratification of appointment of Ernst & Young LLP as independent registered public accounting firm for year ending December 31, 2014	25,659,516	28,014	92,177	0

Both Proposals No. 1 and No. 2 were approved by Kips Bay’s stockholders by the required vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2014	KIPS BAY MEDICAL, INC.

	By:	/s/ Scott Kellen
	Name:	Scott Kellen
	Title:	Chief Operating Officer and Chief Financial Officer